                                                                   EXHIBIT 10.14

                          ENTERTAINMENT UNIVERSE, INC.
                         264 South LaCienega, Suite 305
                            Beverly Hills, CA 90211

                                 April 6, 1999

E. P. Opportunity Fund, L.L.C.
77 West Wacker Drive
Suite 4600
Chicago, Illinois 60601

Ladies and Gentlemen:

      This letter confirms, and reduces to writing, our agreements that, commencing on the date hereof and until such time that EP Opportunity Fund, L.L.C. ("EP") no longer owns any shares of Series A 6% Convertible Preferred Stock ("Preferred Stock") of Entertainment Universe, Inc. (the "Company") (such period hereinafter being referred to as the "Preferred Stock Period"), EP shall have the right to have one person of its choosing serve as a director of the Company. Accordingly, to effectuate the forgoing, the following shall be applicable during the Preferred Stock Period:

            1. EP shall be entitled to nominate one person to the board of directors of the Company;

            2. Brad Greenspan agrees to vote all shares of stock of the Company owned by him for the election of the person nominated by EP to the board of directors of the Company;

            3. To the extent required, the by-laws and Articles (or Certificate) of Incorporation of the Company will be amended to increase the number of directors on the Board so that the person nominated by EP can serve; and

            4. Any director nominated by EP shall finish his or her term regardless whether the Preferred Stock Period ends during such person's term as a director.

      In addition, for a period of two (2) years, commencing on the date of EP's purchase of the Preferred Stock, in any public offering of securities made by the Company during such period, EP shall have the right to purchase One Million Dollars ($1,000,000) of such securities; provided, however, it is agreed and understood that EP may, in its sole discretion, elect to purchase less than such amount. Any election by EP to purchase less than the entire
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E. P. Opportunity Fund, L.L.C.
April 6, 1999
Page 2


One Million Dollars ($1,000,000) of such securities that it has the right to purchase shall not be, or be deemed to be, a waiver of its right to purchase One Million Dollars ($1,000,000) of securities in any subsequent offering by the Company.

      The Company understands that this agreement was a material inducement to EP to purchase shares of the Company's Preferred Stock and, without it, EP would not have made such purchase.

      The Company shall assign this Letter Agreement to Motorcycle Centers of America, Inc. ("MC"), or such other company that it engages in a stock for stock exchange, on or prior to the date that EP purchases shares of Preferred Stock of the Company. From and after the date of assignment, reference herein to "Company" shall mean and refer to MC or such other company with which the Company engages in a stock for stock exchange.

                                        Very Truly yours,

                                        ENTERTAINMENT UNIVERSE, INC.


                                        By: /s/ Brad Greenspan
                                            ------------------------
                                        Its: Chairman
                                             -----------------------

I hereby agree to the foregoing provisions of this Letter Agreement.


                                        /s/ Brad Greenspan
                                        ----------------------------
                                        Brad D. Greenspan
                                        Date: April 6, 1999

The undersigned hereby assigns this Letter Agreement to Motorcycle Centers of America, Inc., effective on the 16 day of April, 1999 and agrees to all of its provisions.

                                        ENTERTAINMENT UNIVERSE, INC.


                                        By: /s/ Brad Greenspan
                                            ------------------------
                                        Its: Chairman
                                             -----------------------
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E. P. Opportunity Fund, L.L.C.
April 6, 1999
Page 3


The undersigned hereby accepts the assignment of this Letter Agreement from Entertainment Universe, Inc. on the 16 day of April, 1999

                                        MOTORCYCLE CENTERS OF AMERICA, INC.


                                        By: /s/ Brad Greenspan
                                            ------------------------
                                        Its: Chairman
                                             -----------------------
                                        Date: April 16, 1999
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                             ENTERTAINMENT UNIVERSE
                             CONTRACT OF EMPLOYMENT
                                   "ADDENDUM"

Vacation

In your role, you will be entitled to four weeks vacation.

                                           William R. Wagner
                                           ---------------------
                                           Employee Name (Print)

                                           /s/ William R. Wagner         3-31-99
                                           ---------------------         -------
                                           Employee Signature            Date

                                           92 Compo Road North
                                           -------------------------------------
                                           Street Address      Apt. #   Floor

                                           Westport            CT       06880
                                           -------------------------------------
                                           City                State    Zip Code

                     Entertainment Universe - CONFIDENTIAL